UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 9, 2006

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071
(Address of principal executive offices)
(213) 687-7700
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 99.1

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 9, 2006, Reliance Steel & Aluminum Co. (“Reliance”) and its wholly-owned subsidiary RSAC Management Corp. (“RSAC”), both California corporations (collectively, the “Company”), entered into a syndicated Credit Agreement with Bank of America, N.A., as Administrative Agent and as a lender, and with fourteen other banks as lenders. The Credit Agreement provides for an unsecured, $1.1 billion revolving credit facility with a five-year term, expiring in 2011. The credit facility may be increased to up to $1.6 billion at the Company’s request with approval from the lenders. The credit facility replaces the Company’s $700 million syndicated credit facility and the Company’s $100 million short-term facility. The Company intends to use the credit facility for working capital and general corporate purposes, including, but not limited to, capital expenditures, dividend payments, repayment of debt, stock repurchases, internal growth initiatives and acquisitions. In addition, the initial loans under the Credit Agreement were used in part to fund the purchase by Earle M. Jorgensen Company, a subsidiary of Reliance, of its 9 3/4% senior secured notes that were tendered and not withdrawn pursuant to that Offer to Purchase and Consent Solicitation dated October 12, 2006. See Item 8.01 below.
     The foregoing description and the description in the press release are qualified in their entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 8.01	Other Events.
     On November 10, 2006, Reliance Steel & Aluminum Co. (“Reliance”) announced that it used funds under its new credit facility to fund the purchase by Earle M. Jorgensen Company (“EMJ”), a wholly-owned subsidiary of Reliance, of those 9 3/4% Senior Secured Notes due 2012 (CUSIP No. 480829AE0) (“Notes”) that were tendered and not withdrawn pursuant to the Offer to Purchase and Consent Solicitation Statement dated October 12, 2006 (the “Offer to Purchase”), in the aggregate principal amount of approximately $249.7 million, or 99.9% of the total amount outstanding. See Item 2.03 above. Notes in the aggregate principal amount of $320,000 remain outstanding.
     On October 26, 2006, Reliance had announced that, as of 5:00 p.m., New York City time, on October 25, 2006 (the “Consent Date”), holders of approximately $249.7 million in aggregate principal amount of Notes had tendered their Notes pursuant to the tender offer. No additional Notes were tendered prior to the expiration on November 8, 2006. This participation represents approximately 99.9% of the total principal amount of Notes outstanding and, since no Notes tendered prior to the Consent Date were withdrawn, EMJ received the requisite consents to adopt the proposed amendments pursuant to the consent solicitation. Tendered Notes were accepted by EMJ and purchased on November 9, 2006. The purchased Notes have been cancelled by the Trustee.
     On October 26, 2006, the Company and The Bank of New York Trust Company, as Trustee, entered into a supplemental indenture (the “Second Supplemental Indenture”) to the Indenture, Amendment No. 1 to the Security Agreement dated May 22, 2002 with respect to the Notes (“Amendment No. 1 to Security Agreement”) and Amendment No. 1 to the Intercreditor Agreement dated May 22, 2002 with respect to the Notes (“Amendment No. 1 to Intercreditor Agreement”). The provisions of the Second Supplemental Indenture, Amendment No. 1 to Security Agreement and Amendment No. 1 to Intercreditor Agreement became effective upon the acceptance and settlement of the Notes tendered in the tender offer and eliminate substantially all of the restrictive covenants contained in the Indenture and the Notes (other than the covenants related to asset sales and change of control offers), certain events of default and the security interest that holders of the Notes have in the Company’s assets, all as described in the Offer to Purchase.
     A copy of the Company’s press release dated November 10, 2006 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of Reliance’s press release issued on November 10, 2006, the Second Supplemental Indenture, Amendment No. 1 to Security Agreement and Amendment No.

1 to the Intercreditor Agreement, which are exhibits to this Current Report on Form 8-K as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.
Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

N/A

(b)	Pro Forma Financial Information.

N/A

(c)	Exhibits.

Exhibit No.	Description

10.1	Form of Credit Agreement dated as of November 9, 2006 by and among the Registrant, RSAC Management Corp., Bank of America, N.A. and the lenders identified therein.

99.1	Press Release dated November 10, 2006.
99.2	Second Supplemental Indenture dated October 26, 2006 by and between Earle M. Jorgensen Company and The Bank of New York Trust Company, as Trustee (Incorporated by reference to Exhibit 4.1 to that Current Report on Form 8-K filed on November 1, 2006 by Earle M. Jorgensen Company)

99.3	Amendment No. 1 to Security Agreement Indenture dated November 1, 2006 by and between Earle M. Jorgensen Company and The Bank of New York Trust Company, as Trustee (Incorporated by reference to Exhibit 4.2 to that Current Report on Form 8-K filed one November 1, 2006 by Earle M. Jorgensen Company)

99.4	Amendment No. 1 to the Intercreditor Agreement Indenture dated October 26, 2006 by and between Earle M. Jorgensen Company and The Bank of New York Trust Company, as Trustee (Incorporated by reference to Exhibit 4.3 to that Current Report on Form 8-K filed one November 1, 2006 by Earle M. Jorgensen Company)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: November 10, 2006	By	/s/ Karla Lewis

Karla Lewis
Executive Vice President and
Chief Financial Officer

RELIANCE STEEL & ALUMINUM CO.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Credit Agreement dated as of November 9, 2006 by and among The Registrant, RSAC Management Corp., Bank of America, N.A. and the lenders identified therein.

99.1	Press Release dated November 10, 2006.

99.2	Second Supplemental Indenture dated October 26, 2006 by and between Earle M. Jorgensen Company and The Bank of New York Trust Company, as Trustee (Incorporated by reference to Exhibit 4.1 to that Current Report on Form 8-K filed on November 1, 2006 by Earle M. Jorgensen Company)

99.3	Amendment No. 1 to Security Agreement Indenture dated October 26, 2006 by and between Earle M. Jorgensen Company and The Bank of New York Trust Company, as Trustee (Incorporated by reference to Exhibit 4.2 to that Current Report on Form 8-K filed one November 1, 2006 by Earle M. Jorgensen Company)

99.4	Amendment No. 1 to the Intercreditor Agreement Indenture dated October 26, 2006 by and between Earle M. Jorgensen Company and The Bank of New York Trust Company, as Trustee (Incorporated by reference to Exhibit 4.3 to that Current Report on Form 8-K filed one November 1, 2006 by Earle M. Jorgensen Company)